UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): August 29, 2012

BARFRESH FOOD GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	333-168738	27-1994406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Madison Street, Suite 701 Denver, CO 80206
(Address of principal executive offices)

Registrant’s telephone number, including area code:  303-329-3008

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 29, 2012, the registrant issued a press release regarding its first sale and important business development updates. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed or furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description of Exhibit

Exhibit 99.1	Press Release, dated August 29, 2012, regarding the registrant’s first sale and important business development updates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Barfresh Food Group Inc. (Registrant)

August 29, 2012	/s/ Arnold Tinter
Arnold Tinter, Chief Financial Officer